UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2011

Independence Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-160093	26-4567130
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre 2929 Arch St., 17th Floor Philadelphia, PA	19104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 243-9000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes In Registrant’s Certifying Accountant.

(a) Dismissal of Ernst & Young LLP

Effective February 8, 2011, Independence Realty Trust, Inc., formerly known as Empire American Realty Trust, Inc. (the “Company”), dismissed Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm. The Company notified E&Y of the dismissal on February 8, 2011. The dismissal of E&Y was approved by the Company’s Board of Directors.

E&Y’s report on the Company’s consolidated financial statements as of and for the period March 26, 2009 (date of inception) through December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. E&Y was not engaged to conduct an audit on the effectiveness of the Company’s internal control over financial reporting.

During the Company’s fiscal period from March 26, 2009 (date of inception) through December 31, 2009, and the subsequent period through the date of the filing of this Current Report on Form 8-K, the Company did not have any disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y would have caused it to make reference to the matter in its report. Also during this period, there have been no reportable events, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided E&Y with a copy of the disclosures contained in this Current Report on Form 8-K and has requested that E&Y furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated February 11, 2011 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of Grant Thornton LLP

The Board of Directors of the Company has announced that as of February 8, 2011, the Company has engaged the firm of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm to perform audit services for the Company.  The Company did not engage Grant Thornton in any prior consultations during the Company’s fiscal period from March 26, 2009 (date of inception) through December 31, 2009, the fiscal year ended December 31, 2010 or the subsequent period through the date of the filing of this Current Report on Form 8-K regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company by Grant Thornton with such conclusions which was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

16.1	Letter from Ernst & Young dated February 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

By: /s/ Jack E. Salmon

February 11, 2011

Name: Jack E. Salmon
Title: President & Chief Financial Officer

INDEX TO EXHIBITS ATTACHED TO THIS REPORT

Exhibit No.	Description

16.1	Letter from Ernst & Young dated February 11, 2011